UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2020

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34630	04-2739697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 17, 2020, we received notice from The Nasdaq Stock Market, or Nasdaq, stating that, as the result of not having timely filed our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, or the 2020 Form 10‑K, we are not in compliance Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic financing reports with the Securities and Exchange Commission. As a result of such non-compliance, our common stock is subject to delisting from the Nasdaq Global Market.
The Nasdaq notice has no immediate effect on the listing or trading of our common stock on the Nasdaq Global Select Market. Under Nasdaq’s listing rules, we have 60 calendar days from the date of the notice to submit a plan to regain compliance. If the plan is accepted by Nasdaq, we may be granted an exception of up to 180 calendar days from the original due date of the Form 10-K, or until February 27, 2021, to regain compliance.
On September 1, 2020, we filed with the Securities and Exchange Commission a notification on Form 12b-25 of our inability to timely file the 2020 Form 10-K due to our need for additional time to complete our procedures to finalize the 2020 Form 10-K, which has taken longer than anticipated as a result of additional errors we have identified in the transition adjustment recorded in the prior fiscal year related to the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606). The COVID-19 pandemic and resulting remote working environment has also made completion of such procedures challenging. We are working diligently to complete and file the 2020 Form 10-K as quickly as possible.
On September 23, 2020, we issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that we had received the notice of non-compliance from Nasdaq. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on September 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: September 23, 2020	By:	/s/ Karl E. Johnsen
Karl E. Johnsen
Senior Vice President and Chief Financial Officer